Exhibit 10(b)(ii)
                                                      -----------------

                                FIRST AMENDMENT
                                      TO
                         TI SUPPLEMENTAL PENSION PLAN

          TEXAS INSTRUMENTS INCORPORATED, a Delaware corporation with its principal offices in Dallas, Texas (hereinafter referred to as "TI" or the "Company") hereby adopts this First Amendment to the TI Supplemental Pension Plan, which was amended and restated in the entirety effective as of January 1, 1998.

          This First Amendment to the TI Supplemental Pension Plan shall be effective January 1, 2000. Except as hereby amended, the TI Supplemental Pension Plan, as hereby amended, shall continue in full force and effect.

1. Section 3-2 is hereby amended and restated in the entirety to read as follows:

               "Sec. 3.2.  Payment of  Supplemental Benefit.  Subject to
          Section 3-3, and except to the extent deferred pursuant to the Deferred Compensation Plan, the benefit determined pursuant to
          Section 3-1 shall be paid to the person entitled thereto as though it were a part of the benefit being paid to such person under the TI Employees Pension Plan, so that it is payable at the same time, and in the same form, and subject to the same limits and restrictions (other than the limitations referenced in subparagraphs (a), (b) and (c) of Section 3-1) as such person's benefits are subject to under the TI Employees Pension Plan. In the event that benefits under the TI Employees Pension Plan are payable in the form of a direct rollover, unless the benefits payable under this Plan are deferred pursuant to the terms and provisions of the Deferred Compensation Plan, the benefits payable under this Plan shall be payable as though the benefits under the TI Employees Pension Plan were payable in the normal form of benefit applicable to such person. If only part of the Participant's benefit under this Plan are deferred pursuant to the terms and provisions of the Deferred Compensation Plan, the remaining benefits, after actuarial adjustment to reflect the amount deferred, shall be paid in accordance with the preceding provisions of this Section 3-2."

2. Section 3-3 is hereby amended and restated in the entirety to read as follows:

               "Sec. 3-3. Restrictions. No benefits accrued under this Plan may be withdrawn by, or distributed to, a Participant while the Participant remains employed by the Company or an Affiliate, provided that all or a part of the benefits payable under this Plan may be deferred pursuant to the terms and provisions of the Deferred Compensation Plan. No loans may be made to any Participant with respect to benefit accrued under this Plan.
          Except to the extent deferred pursuant to the terms and provisions of the Deferred Compensation Plan, benefits payable under this Plan may not be rolled over or transferred to an individual retirement account or to any other employee benefit plan. No distribution shall be made under this Plan by reason of a distribution under the TI Employees Pension Plan that is made pursuant to section 401(a)(9) of the Code. In the event that payment of benefits under the TI Employees Pension Plan is suspended and the benefits under this Plan have not been deferred pursuant to the terms and provisions of the Deferred Compensation Plan, payment of corresponding benefits under this Plan will be similarly suspended. To the extent that a Participant defers payment of benefits under this Plan pursuant to the terms and provisions of the Deferred Compensation Plan, the Participant shall not be entitled to benefits under this Plan, but the corresponding deferred benefits shall be payable in accordance with the terms and provision of the Deferred Compensation Plan. In the event that only a part of the benefits of the Participant under this Plan are deferred pursuant to the Deferred Compensation Plan, the remaining benefits, actuarially adjusted to reflect subtraction of the amount so deferred, shall be payable in accordance with Section 3-1. Actuarial equivalency calculations shall be determined by the Administrator, in its sole and absolute discretion. Benefits provided under this Plan shall not constitute earnings or compensation for purposes of determining contributions or benefits under any other employee benefit plan of the Employers."

3. The first sentence of Section 3-5 is hereby amended to read as follows:

          "Except as provided in Section 3-6 below, or except as the Participant may defer payment of benefits under this Plan pursuant to the terms and provisions of the Deferred Compensation Plan, no Participant or beneficiary of a Participant shall have any right to assign, pledge, hypothecate, anticipate or in any way create a lien on any amounts payable hereunder."

4.        Except as hereby amended by this First Amendment to TI
          Supplemental Pension Plan, the TI Supplemental Pension Plan as previously amended and restated effective January 1, 1998 is hereby ratified.

          IN WITNESS WHEREOF, Texas Instruments Incorporated has caused this instrument to be executed by its duly authorized officer.

                                     Texas Instruments Incorporated:



                                By:  /s/ RICHARD J. AGNICH
                                     --------------------------------
                                     Richard J. Agnich
                                    Senior Vice President, General Counsel
                                    and Secretary